INVESTOR RIGHTS AGREEMENT

This INVESTOR RIGHTS AGREEMENT (the “Agreement”) is entered into by and among Barfresh Food Group, Inc., a California corporation (the “Company”), Unibel, a société anonyme à directoire et conseil de surveillance (“Purchaser”), and the key holders, as listed on Exhibit A attached hereto (the “Key Holders”).

RECITALS

WHEREAS, pursuant to a Securities Purchase Agreement entered into on November 23, 2016 (the “Purchase Agreement”), Purchaser has acquired from the Company shares (the “Purchaser Shares”) of the Company’s Common Stock, $0.000001 par value per share (the “Common Stock”), and Warrants to purchase shares of Common Stock (the “Warrant Shares” and, together with the Purchaser Shares, collectively, the “Shares”); and

WHEREAS, the Company wishes to grant the Purchaser certain rights in respect of the Shares, as set forth herein.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein hereby agree as follows:

1.	Definitions. As used in this Agreement, the following terms shall have the following meanings:

	(a)	“beneficially own” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the Exchange Act.

	(b)	“Commission” means the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

	(c)	“Company Direct Competitor” means those companies listed on Schedule A hereto, which may be amended in writing by the parties per the terms of Schedule A without amending the balance of this Agreement.

	(d)	“Effectiveness Date” means, with respect to any Registration Statement required to be filed pursuant to Section 2, the date the Registration Statement is declared effective under the Securities Act.

	(e)	“Effectiveness Period” has the meaning set forth in Section 2(a).

	(f)	“Filing Date” means, with respect to any Registration Statement required to be filed pursuant to Section 2 hereof, as soon as reasonably practicable, but a date no later than ninety (90) days following the Closing Date.

	(g)	“group” shall have the meaning given to that term (or as that term is used) in Section 13(d)(3) of the Exchange Act.

	(h)	“Holder” or “Holders” means the Purchaser or any of its Affiliates (as defined in the Purchase Agreement) or transferees to the extent any of them hold Registrable Securities.

	(i)	“Indemnified Party” has the meaning set forth in Section 5(c).

	(j)	“Indemnifying Party” has the meaning set forth in Section 5(c).

	(k)	“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

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(l)	“Pro Rata Share” is the ratio of (a) a number of shares of Common Stock equal to the sum of (1) the number of Shares then beneficially owned by Purchaser, plus (2) any shares of Common Stock issued pursuant to Section 4.13 of the Purchase Agreement to (b) a number of shares of Common Stock equal to the sum of (1) the total number of shares of Common Stock then outstanding, plus (2) the total number of shares of Common Stock into which all then outstanding options and warrants are then convertible.

(m)	“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(n)	“proxy” shall have the meaning ascribed to such term in Rule 14a-1 promulgated under the Exchange Act.

(o)	“Purchaser Direct Competitor” means those companies listed on Schedule A hereto, which may be amended in writing by the parties per the terms of Schedule A without amending the balance of this Agreement.

(p)	“Registrable Securities” shall mean (i) the Shares, and any shares of capital stock of the Company into which the Shares (including, without limitation, the Warrant Shares) are convertible, exchangeable or exercisable, (ii) any Common Stock issued or issuable at any time or from time-to-time in respect of the Shares upon a stock split, stock dividend, recapitalization, exchange or other similar event involving the Company, and (iii) any shares of Common Stock issued pursuant to Section 4.13 of the Purchase Agreement.

(q)	“Registration Statement” means each registration statement required to be filed hereunder, including the Prospectus therein, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(r)	“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time-to-time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(s)	“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time-to-time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

(t)	“Securities Act” means the Securities Act of 1933, as amended, and any successor statute.

(u)	“solicitation” shall have the meaning ascribed to such term in Rule 14a-1 promulgated under the Exchange Act.

(v)	“Trading Market” means any of the FINRA Over-the-Counter Bulletin Board, the NASDAQ Stock Market or the New York Stock Exchange.

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2.	Registration.

	(a)	The Company shall prepare and file with the Commission a Registration Statement covering the Registrable Securities for a selling stockholder resale offering to be made on a continuous basis pursuant to Rule 415. The Company shall file each Registration Statement no later than the Filing Date and use commercially reasonable efforts to cause each Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof. The Company shall use its reasonable commercial efforts to keep each Registration Statement continuously effective under the Securities Act until the date which is the earlier date of when: (i) all Registrable Securities covered by such Registration Statement have been sold; or (ii) all Registrable Securities covered by such Registration Statement may be sold without volume limitations under the Securities Act pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the affected Holder (each, an “Effectiveness Period”).

	(b)	Within three business days of the Effectiveness Date, the Company shall cause its counsel to issue a blanket opinion to the Company’s transfer agent stating that the shares are subject to an effective registration statement and can be reissued free of restrictive legend upon notice of a sale by the Holder and confirmation by the Holder that it has complied with the prospectus delivery requirements, provided that the Company has not advised the transfer agent orally or in writing that the opinion has been withdrawn. Copies of the blanket opinion required by this Section 2(b) shall be delivered to the Holder within the time frame set forth above.

	(c)	The Company may require Purchaser of Registrable Securities as to which any registration is being effected to furnish to the Company, within ten (10) calendar days after written request therefor has been made by the Company, such information regarding the distribution of Purchaser’s Registrable Securities as is required by law to be disclosed in the Registration Statement (the “Requisite Information”).

	(d)	Each Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it in connection with sales of Registrable Securities pursuant to any Registration Statement. No Holder shall be entitled to use the Prospectus if Purchaser shall have failed to furnish the information required by this Section 2, and such information with respect to Purchaser shall have been included in the Prospectus, unless the Company shall have failed timely to fulfill its obligations under this Section. If any information furnished to the Company by a Holder for inclusion in a Registration Statement or the Prospectus becomes materially misleading, Purchaser agrees (i) to furnish promptly to the Company all information required to be disclosed in such Registration Statement in order to make the information previously furnished to the Company not materially misleading and (ii) to stop selling or offering for sale Registrable Securities pursuant to the Registration Statement until Purchaser’s receipt of the copies of a supplemented or amended Prospectus correcting such disclosure. The Company shall have no obligation to keep a Prospectus usable with respect to a particular Holder or to give notice that a Prospectus is not usable by Purchaser to the extent such Prospectus is not usable by Purchaser because current Requisite Information with respect to Purchaser is not included therein because Purchaser has not provided such information to the Company in accordance with this Section 2(c).

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(e)	Notwithstanding any other provision of this Agreement, if any Commission guidance sets forth a limitation on the number of shares of the Company’s capital stock to be registered in the Registration Statement), the number of Shares to be registered on such Registration Statement will be reduced without penalty to the Company. The Company shall file a new registration statement as soon as reasonably practicable covering the resale by Purchaser of not less than the number of shares of such Shares that are not registered in the Registration Statement.

(f)	Notwithstanding the foregoing obligations in this Section 2, if the Company furnishes to Purchaser a certificate signed by the Company’s Chief Executive Officer stating that in the good faith judgment of the Board of Directors it would be materially detrimental to the Company and its stockholders for such registration statement to either become effective or remain effective for as long as such registration statement otherwise would be required to remain effective, because such action would: (a) materially interfere with a significant acquisition, corporate reorganization, or other similar transaction involving the Company; (b) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (c) render the Company unable to comply with requirements under the Securities Act or Exchange Act, then the Company shall have the right to defer taking action with respect to such filing, and any time periods with respect to filing or effectiveness thereof shall be tolled correspondingly, for a period of not more than one hundred twenty (120) days after the certificate is delivered to Purchaser; provided, however, that (i) the Company may not invoke this right more than once in any twelve (12) month period and (ii) the Company shall not register any securities for its own account or that of any other stockholder during such period.

(g)	Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company of the occurrence of a Discontinuation Event (as defined below), Purchaser will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until Purchaser’s receipt of the copies of the supplemented Prospectus and/or amended Registration Statement or until it is advised in writing (the “Advice”) by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. The Company may provide appropriate stop orders to enforce the provisions of this paragraph. For purposes of this Agreement, a “Discontinuation Event” shall mean: (i) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; (ii) any request by the Commission or any other Federal or state governmental authority for amendments or supplements to such Registration Statement or Prospectus or for additional information; (iii) the issuance by the Commission of any stop order suspending the effectiveness of such Registration Statement covering any or all of the Registrable Securities or the initiation of any Proceedings for that purpose; (iv) the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; and/or (v) the occurrence of any event or passage of time that makes the financial statements included in such Registration Statement ineligible for inclusion therein or any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to such Registration Statement, Prospectus or other documents so that, in the case of such Registration Statement or Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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(h)	If: (i) the Registration Statement is not filed on or prior to the Filing Date; or (ii), the Company or its counsel fail to respond to SEC comments related to the Registration Statement within 30 calendar days of receipt ((i) and (ii) collectively referred to herein as an “Event”), then (as full relief for the damages to the Purchaser by reason of the occurrence of any such Event, which remedy shall be exclusive of any other remedies available at law or in equity except in the case of intentional breach), upon written notice to the Company and three (3) business days to cure, Company shall pay to Purchaser $10,000 per month for each month that the Event continues (pro-rated for lesser periods).

3.	Registration Procedures. Whenever the Company is required by the provisions hereof to effect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

	(a)	prepare and file with the Commission a Registration Statement with respect to such Registrable Securities, respond as promptly as possible to any comments received from the Commission, and use its best efforts to cause such Registration Statement to become and remain effective for the Effectiveness Period with respect thereto, and upon request provide to the Holders copies of all filings and Commission letters of comment relating thereto;

	(b)	prepare and file with the Commission such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities covered by such Registration Statement and to keep such Registration Statement effective until the expiration of the Effectiveness Period applicable to such Registration Statement;

	(c)	use its commercially reasonable efforts to register or qualify the Holder’s Registrable Securities covered by such Registration Statement under the securities or “blue sky” laws of such jurisdictions within the United States as the Holder may reasonably request, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

	(d)	list the Registrable Securities covered by such Registration Statement with any securities exchange on which the Common Stock of the Company is then listed (if applicable); and

	(e)	immediately notify the Holders at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event of which the Company has knowledge as a result of which the Prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

4.	Registration Expenses. All expenses relating to the Company’s compliance with Sections 2 and 3 hereof, including, without limitation, all registration, listing, qualification and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of FINRA, transfer taxes, fees of transfer agents and registrars, fees of, and disbursements are called “Registration Expenses.” All selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any special counsel to the Holders beyond those included in Registration Expenses, are called “Selling Expenses.” The Company shall be responsible for and pay all Registration Expenses.

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5.	Indemnification.

	(a)	In the event of a registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless Purchaser, and its officers, directors and each other person, if any, who controls Purchaser within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which Purchaser, or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse Purchaser, and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by or on behalf of the Purchaser or any such person in writing specifically for use in any such document.

	(b)	In the event of a registration of the Registrable Securities under the Securities Act pursuant to this Agreement, Purchaser will indemnify and hold harmless the Company, and its officers, directors and each other person, if any, who controls the Company within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact which was furnished in writing by such Purchaser to the Company expressly for use in (and such information is contained in) the Registration Statement under which such Registrable Securities were registered under the Securities Act pursuant to this Agreement, any preliminary Prospectus or final Prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such person for any reasonable legal or other expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that such Purchaser will be liable in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing to the Company by or on behalf of such Purchaser specifically for use in any such document. Notwithstanding the provisions of this paragraph, no Purchaser shall be required to indemnify any person or entity in excess of the amount of the aggregate net proceeds received by such Purchaser in respect of Registrable Securities in connection with any such registration under the Securities Act.

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(c)	Promptly after receipt by a party entitled to claim indemnification hereunder (an “Indemnified Party”) of notice of the commencement of any action, such Indemnified Party shall, if a claim for indemnification in respect thereof is to be made against a party hereto obligated to indemnify such Indemnified Party (an “Indemnifying Party”), notify the Indemnifying Party in writing thereof, but the omission so to notify the Indemnifying Party shall not relieve it from any liability which it may have to such Indemnified Party other than under this Section 5(c) and shall only relieve it from any liability which it may have to such Indemnified Party under this Section 5(c) if and to the extent the Indemnifying Party is prejudiced by such omission. In case any such action shall be brought against any Indemnified Party and it shall notify the Indemnifying Party of the commencement thereof, the Indemnifying Party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such Indemnified Party, and, after notice from the Indemnifying Party to such Indemnified Party of its election so to assume and undertake the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party under this Section 5(c) for any legal expenses subsequently incurred by such Indemnified Party in connection with the defense thereof; if the Indemnified Party retains its own counsel, then the Indemnified Party shall pay all fees, costs and expenses of such counsel; provided, however, that, if the defendants in any such action include both the Indemnified Party and the Indemnifying Party and the Indemnified Party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the Indemnifying Party or if the interests of the Indemnified Party reasonably may be deemed to conflict with the interests of the Indemnifying Party, the Indemnified Party shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the Indemnifying Party as incurred.

(d)	In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either: (i) a Purchaser, or any officer, director or controlling person of such Purchaser, makes a claim for indemnification pursuant to this Section 5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 5 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of a Purchaser or such officer, director or controlling person of such Purchaser in circumstances for which indemnification is provided under this Section 5; then, and in each such case, the Company and such Purchaser will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that such Purchaser is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the Registration Statement bears to the public offering price of all securities offered by such Registration Statement; provided, however, that, in any such case, (A) such Purchaser will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such Registration Statement; and (B) no person or entity guilty of fraudulent misrepresentation will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

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6.	Participation Right.

	(a)	For a period of thirty (36) months from the Closing Date, the Company hereby grants to Purchaser a right to purchase Purchaser’s Pro Rata Share of any shares of Common Stock, preferred stock or any other equity securities of the Company or securities convertible, exercisable or exchangeable for equity securities of the Company (“New Securities”) that the Company may, from time to time, propose to issue or sell for financing purposes.

For purposes of this Section 6(a), New Securities shall exclude: (i) shares of Common Stock issuable upon conversion or exercise of any securities or agreements outstanding as of the date hereof, (ii) shares, options or warrants for Common Stock granted to officers, directors and employees of the Company pursuant to stock option plans or agreements approved by the Board of Directors of the Company, (iii) to the extent required by applicable law, securities issued in connection with a registered public offering, (iv) up to 750,000 (such number to be equitably adjusted to reflect any stock split or stock dividend or recapitalization) shares of Common Stock or securities convertible into Common Stock issued to non-affiliates as compensation for bona fide services not in connection with any financing activities, or (v) shares of Common Stock issued in connection with any stock split or stock dividend or recapitalization

	(b)	The Company hereby grants to Purchaser a right to purchase Purchaser’s Pro Rata Share of any New Securities that the Company may, from time to time, propose to issue or sell, which are not for financing purposes; provided that: (i) Purchaser has beneficial ownership of all of the Purchaser Shares; and (ii) the issuance of the New Securities was not approved by Purchaser Board Designee; and (iii) the issuance of the New Securities would result in Purchaser’s beneficial ownership of Purchaser Shares being less than 10.0% of the Company’s issued and outstanding shares.

For purposes of this Section 6(b), New Securities shall exclude: (i) shares of Common Stock issuable upon conversion or exercise of any securities or agreements outstanding as of the date hereof, (ii) shares, options or warrants for Common Stock granted to officers, directors and employees of the Company pursuant to stock option plans or agreements approved by the Board of Directors of the Company, (iii) up to 750,000 (such number to be equitably adjusted to reflect any stock split or stock dividend or recapitalization) shares of Common Stock or securities convertible into Common Stock issued to non-affiliates as compensation for bona fide services not in connection with any financing activities, or (iv) shares of Common Stock issued in connection with any stock split or stock dividend or recapitalization

	(c)	In the event that the Company proposes to undertake an issuance of New Securities, it shall give to Purchaser a written notice of its intention to issue New Securities (“Transaction Notice”), describing the type of New Securities and the price and the general terms upon which the Company proposes to issue such New Securities. Purchaser shall have thirty (30) days from the date such Transaction Notice is effective, to agree in writing to purchase Purchaser’s Pro Rata Share of such New Securities for the price and upon the general terms specified in the Transaction Notice by giving written notice to the Company and stating therein the quantity of New Securities to be purchased (not to exceed Purchaser’s Pro Rata Share).

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7.	Election of Board of Directors.

	(a)	Purchaser and each Key Holder agree to (and each Key Holder agrees to cause its Affiliates to) vote (or consent pursuant to an action by written consent of the stockholders of the Company) all shares of capital stock of the Company now or hereafter directly or indirectly owned of record or beneficially by such Purchaser, each Key Holder or their respective Affiliates, or to cause such shares of capital stock of the Company to be voted, in such manner as may be necessary to elect (and maintain in office) as a member of the Board one (1) individual (the “Purchaser Board Designee”) (initially Mr Bruno Schoch) designated from time to time in a writing delivered to the Company and signed by Purchaser. The Purchaser Board Designee will be entitled to sit on each committee of the Board of Directors selected by the Purchaser. The Company’s Board of Directors will expand the board, nominate the Purchaser Board Designee and call shareholder meetings whenever necessary to ensure the Purchaser Board Designee is elected as a director. Without limiting the foregoing or any right of remedy in respect of a breach hereof, if the Purchaser Board Designee is not a director for any reason, then at such time, Purchaser Board Designee shall be entitled to be a board observer.

	(b)	Neither Key Holder shall take, and must cause its Affiliates not to take, any action to remove an incumbent Purchaser Board Designee or to designate a new Purchaser Board Designee unless such removal and/or designation of a Purchaser Board Designee is approved in a writing signed by Purchaser.

	(c)	If a Purchaser Direct Competitor or Affiliate thereof becomes the beneficial owner, alone or as part of a group, of ten percent (10.0%) or more of the Company as calculated pursuant to Section 13(d) of the Exchange Act, neither the Company nor Riccardo Delle Coste or Steven Lang or their respective Affiliates will support or provide any governance rights or Company information thereto.

	(d)	Purchaser’s rights and Key Holder’s obligations under this Section 7 shall apply unless: (i) Purchaser has beneficial ownership of less than 75.0% of the Purchaser Shares; and (ii) Purchaser has beneficial ownership of less than 5.0% of the Company’s issued and outstanding Common Stock.

8.	Forced Redemption.

	(a)	So long as Purchaser holds beneficial ownership of at least fifty percent (50.0%) of the Purchaser Shares or Purchaser Shares constituting 5.0% or more of the Company’s issued and outstanding Common Stock, upon a Trigger Event (as defined below), Purchaser may require the Company to redeem any or all outstanding Shares, in whole or in part, at the redemption price within 120 days after the Trigger Event. The redemption price shall be payable with one year note for an amount equal to the greater of: (A) the Purchase Price Per Share (as defined in the Purchase Agreement), and (B) the volume-weighted average trading price of the Common Stock for the sixty (60) trading days immediately prior to the Trigger Event.

	(b)	As used herein, Trigger Event means:

i)	the Company issues, or Riccardo Delle Coste or Steven Lang or the Company’s other executive officers or directors or their respective Affiliates sell any securities to any Purchaser Direct Competitor (or person known to be an Affiliate thereof) after reasonable inquiry, including request and receipt of a written representation to the contrary; provided that this provision shall not apply to open market transactions; or

ii)	the Company takes any action (not approved by Purchaser Board Designee) that causes or would reasonably be expected to cause Purchaser material disrepute.

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9.	Standstill and Related Provisions.

	(a)	Purchaser shall not, and shall cause its Affiliates not to, directly or indirectly, acting alone or as part of a group, to take any of the following actions, unless expressly authorized in writing to do so by the Board of Directors of the Company:

i)	Acquire, offer to acquire or agree to acquire, directly or indirectly, other than directly from the Company, by purchase or otherwise the greater of (x) up to 10.0% of the Shares (including any Shares issued pursuant to Section 4.13 of the Purchase Agreement), or (y) the amount of the Company’s common stock that would result in Purchaser’s beneficial ownership to exceed the beneficial ownership of either Riccardo Delle Coste (together with his Affiliates) or Steven Lang (together with his Affiliates);

ii)	Excluding any transactions in connection with the exercise of the Warrant or any shares of Common Stock issued pursuant to Section 4.13 of the Purchase Agreement, engage in any transaction or series of related transactions that would result in a Change in Control (as defined in the Purchase Agreement) (“Control Transaction”); provided, however, that so long as Purchaser complies with this Section 9, it may confidentially submit to the Board of Directors a proposal to engage in in a Control Transaction;

iii)	Sell the Shares to any Company Direct Competitor (or person known to be an Affiliate thereof after reasonable inquiry); provided that this provision shall not apply to open market transactions;

iv)	Make, vote for, or in any way participate in, directly or indirectly, any solicitation of proxies or shareholder consents to vote, or seek to advise or influence any person or entity with respect to the voting of (including by abstaining from), any voting securities of the Company in connection with or related in any way to the election of any person to the Company Board of Directors who is nominated by any party other than the Board of Directors or in connection with any Control Transaction;

v)	Make any director nomination or shareholder proposal with respect to the Company; provided, however, that so long as Purchaser complies with this Section 9, Purchaser may make non-public recommendations to the Board of Directors; provided, further, that except for Section 8 the Board of Directors shall have no obligation to nominate or recommend any candidate requested for nomination or recommendation by Purchaser;

vi)	Advise, assist, encourage or provide financing to any other person or group undertaking or seeking to undertake any of the foregoing actions;

vii)	Publicly disclose any intention to take any of the foregoing actions;

viii)	Publicly request the Company to amend any of the foregoing provisions; or

ix)	Knowingly take any action that would require the Company to make any public disclosure regarding any of the foregoing actions or in response thereto; provided that if any such action is taken, Purchaser shall immediately take all reasonable steps to unwind and remedy the consequences to the Company.

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(b)	Purchaser’s obligations under this Section 9 shall immediately terminate upon the occurrence of any of the following: (i) the third anniversary of the Closing Date; (ii) such time that Riccardo Delle Coste is no longer the Chief Executive Officer and a director of the Company; (iii) the Company institutes a voluntary proceeding, or becomes the subject of an involuntary proceeding which involuntary proceeding is not dismissed within sixty (60) days, under any bankruptcy act, insolvency law or any law for the relief of debtors; (iv) the Company has a receiver appointed to manage its affairs, which appointment is not dismissed, vacated or stayed within sixty (60) days; (v) the Company executes a general assignment for the benefit of creditors; or (vi) the Company initiates a process to sell the Company or all or substantially all of the assets of the Company.

(c)	Purchaser’s obligations under this Section 9 shall be temporarily suspended commencing upon a person, other than Purchaser, making publicly a plan, offer or proposal that, that could likely result in a Change in Control until such time as the parties determine in good faith after consultation with each other that the plan, offer or proposal is no longer likely to result in a Change in Control. The Board of Directors shall meet in good faith to waive any provision of this Section 9, so as not to disadvantage Purchaser with respect to its participation in a plan, offer or proposal that could likely result in a Change in Control.

(d)	For the avoidance of doubt, nothing in this Section 9 shall restrict Purchaser’s right to (i) sell or transfer (in whole or in part) the Shares, in its sole and absolute discretion, or (ii) file or amend any report required under Section 16 of the Exchange Act, as legally required; provided that this Section shall not be construed to permit Purchaser to take actions otherwise prohibited by this Agreement.

10.	General.

	(a)	Entire Agreement; Delays or Omissions. This Agreement, the Purchase Agreement and the Warrants constitute the full and entire understanding and agreement between the parties with regard to the subject hereof. The failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof nor will any waiver or relinquishment of, or failure to insist upon strict compliance with, any right, power or remedy power hereunder at any one or more times be deemed a waiver or relinquishment of such right, power or remedy at any other time or times.

	(b)	Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the same shall be in writing and signed by the Company and Purchaser.

	(c)	Notices. Any notice or request hereunder may be given to the Company or the Purchaser pursuant to Section 5.3 of the Purchase Agreement.

	(d)	Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and permitted assigns, any rights or remedies under or by reason of this Agreement.

	(e)	Successors and Assigns. This Agreement, and any and all rights, duties and obligations hereunder, shall not be assigned, transferred, delegated or sublicensed by Purchaser, except to its direct Affiliates, without the prior written consent of the Company. Any attempt by Purchaser without such permission to assign, transfer, delegate or sublicense any rights, duties or obligations that arise under this Agreement shall be void. Subject to the foregoing, and except as otherwise provided herein, this Agreement, and the rights and obligations of the parties hereunder, will be binding upon and inure to the benefit of their respective successors, assigns, heirs, executors, administrators and legal representatives. Notwithstanding the foregoing, Purchaser may assign its rights under Sections 2, 3 and 4, except for Section 2(h), with respect to the Registrable Securities, excluding the Warrant Shares.

	(f)	Execution and Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same agreement. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature were the original thereof.

[Signature page follows]

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[COMPANY AND PURCHASER’S SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

company:

BARFRESH FOOD GROUP inc.

By:
Name:	Joseph Tesoriero
Title:	Chief Financial Officer

PURCHASER:

UNIBEL

By:
Name:	Florian Sauvin
Title:	Member of the management board

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[KEY HOLDERS’ SIGNATURE PAGE TO INVESTOR RIGHTS AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Investor Rights Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

KEY HOLDERS:

R.D. CAPITAL HOLDINGS PTY LTD.		SIDRA PTY LIMITED

By:		By:
Name:	Riccardo Delle Coste	Name:	Steven Lang
Title:		Title:

By:		By:
	Riccardo Delle Coste		Steven Lang

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EXHIBIT A

List of Key Holders

Name, Address and E-Mail	Number of Shares of Common Stock Beneficially Owned

R.D. Capital Holdings PTY Ltd. (Riccardo Delle Coste)	19,854,156
Sidra Pty Limited (Steven Lang)	19,254,828

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Schedule A

Purchaser Direct Competitors:

●	Lactalis

●	Danone

●	Chobani

●	Andros

●	Mott’s

●	Savencia

●	Yoplait

●	Mondelez Cheese & Grocery

●	Kraft Cheese

●	Saputo

●	Dole International Holdings

●	DelMonte Foods, Inc.

Purchaser may add additional companies to the forgoing list unless the Company in good faith after consultation with Purchaser determines that such company is not a direct competitor of Purchaser.

Company Direct Competitors

●	Kerry Group

●	Jamba Juice

●	Dr. Smoothie

●	Coca-Cola

●	Lyons Magnus

●	Dole International Holdings

●	Inventure Foods

●	Bevolution Group

●	Sun Orchard

The Company may add additional companies to the forgoing list unless Purchaser in good faith after consultation with the Company determines that such company is not a direct competitor of the Company.

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